Schedule of Investments (unaudited)
November 30, 2024
iShares® MSCI Singapore ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.9%
Singapore Technologies Engineering Ltd.	6,747,400	$22,679,728
Banks — 37.7%
DBS Group Holdings Ltd.	3,803,250	120,684,080
Oversea-Chinese Banking Corp. Ltd.	6,035,450	73,359,036
United Overseas Bank Ltd.	981,600	26,651,162
		220,694,278
Capital Markets — 4.5%
Singapore Exchange Ltd.	2,755,677	26,160,547
Diversified Telecommunication Services — 4.3%
Singapore Telecommunications Ltd.	10,933,268	25,322,063
Entertainment — 12.0%
Sea Ltd., ADR(a)(b)	615,658	70,061,880
Food Products — 3.9%
Wilmar International Ltd.	10,054,800	23,140,012
Ground Transportation — 4.2%
Grab Holdings Ltd., Class A(a)	4,917,184	24,585,920
Hotels, Restaurants & Leisure — 3.7%
Genting Singapore Ltd.(b)	37,653,942	21,515,856
Industrial Conglomerates — 4.6%
Keppel Ltd.(b)	5,304,800	26,675,535
Industrial REITs — 4.5%
CapitaLand Ascendas REIT	13,358,394	26,141,079
Machinery — 3.3%
Yangzijiang Shipbuilding Holdings Ltd.	10,915,600	19,642,440
Multi-Utilities — 3.8%
Sembcorp Industries Ltd.	5,718,500	22,305,929
Security	Shares	Value
Passenger Airlines — 4.4%
Singapore Airlines Ltd.	5,437,567	$25,614,696
Real Estate Management & Development — 1.5%
CapitaLand Investment Ltd./Singapore(b)	4,374,300	8,925,705
Retail REITs — 2.9%
CapitaLand Integrated Commercial Trust	11,572,904	16,946,860
Total Long-Term Investments — 99.2% (Cost: $496,684,579)		580,412,528
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.79%(c)(d)(e)	1,832,919	1,833,835
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.62%(c)(d)	780,000	780,000
Total Short-Term Securities — 0.4% (Cost: $2,613,553)		2,613,835
Total Investments — 99.6% (Cost: $499,298,132)		583,026,363
Other Assets Less Liabilities — 0.4%		2,196,951
Net Assets — 100.0%		$585,223,314

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended November 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/24	Shares Held at 11/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,945,783	$—	$(5,113,910)(a)	$3,688	$(1,726)	$1,833,835	1,832,919	$9,578 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	780,000 (a)	—	—	—	780,000	780,000	5,205	—
				$3,688	$(1,726)	$2,613,835		$14,783	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments (unaudited)(continued)
November 30, 2024
iShares® MSCI Singapore ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	157	12/30/24	$4,387	$30,037
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/08/28	$329,673	$(127)(c)	$329,419	0.1%
					$(127)	$329,419

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $127 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
(b)
Range: Benchmarks:	55 basis points SGD - Overnight Rate Average (SORA)

Schedule of Investments (unaudited)(continued)
November 30, 2024
iShares® MSCI Singapore ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 08, 2028.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Capital Markets
Singapore Exchange Ltd.	34,700	$329,419	100.0%
Net Value of Reference Entity — HSBC Bank PLC		$329,419
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$94,647,800	$485,764,728	$—	$580,412,528
Short-Term Securities
Money Market Funds	2,613,835	—	—	2,613,835
	$97,261,635	$485,764,728	$—	$583,026,363
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$30,037	$—	$30,037
Liabilities
Equity Contracts	—	(127)	—	(127)
	$—	$29,910	$—	$29,910

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Portfolio Abbreviation
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust